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                                                                   Exhibit 10.54

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:                                  :
                                        :     Jointly Administered
BORDEN CHEMICALS AND                    :     Case No. 01-1268 (PJW)
PLASTICS OPERATING LIMITED              :
PARTNERSHIP, a Delaware limited         :
partnership, et al.,                    :     Chapter 11
                                        :
                       Debtors.         :

                      FINAL ORDER AUTHORIZING EXTENSION OF
                     BORDEN CHEMICALS AND PLASTICS OPERATING
               LIMITED PARTNERSHIP'S OBLIGATIONS UNDER A MODIFIED
            LOAN AGREEMENT WITH BCP MANAGEMENT, INC. (DOCKET NO. 735)

          This matter coming before the Court on the Motion of Debtors and Debtors in Possession for Authority to Extend Obligations of Borden Chemicals and Plastics Operating Limited Partnership Under a Modified Loan Agreement with BCP Management, Inc. (the "Motion"); and the Court having entered a bridge order approving the Motion on a bridge basis; and the Court having held a final hearing (the "Final Hearing") on May 23, 2002; and the Court having determined that the legal and factual bases set forth in the Motion and at the Final Hearing establish just cause for granting on a final basis the relief requested in the Motion;

          THE COURT HEREBY FINDS THAT:

          A. The Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157 and 1334.

          B. This is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2)(D)(M) and (O).

          C. Notice of the Motion and the Final Hearing was sufficient under the circumstances.

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          D.   A sound business purpose exists for Debtor Borden Chemicals And
Plastics Operating Limited Partnership ("BCP") to extend its obligations under the Modified Loan Agreement (as that term is defined in the Motion) with BCP Management, Inc. ("BCPM"), pursuant to sections 105(a), 363 and 364(b) of the United States Bankruptcy Code, 11 U.S.C. Sections 101-1330, Rule 4001 of the Federal Rules of Bankruptcy Procedure, and Del. Bankr. LR 9006-2.

          IT IS HEREBY ORDERED THAT:

          1.   The Motion is GRANTED on a final basis.

          2. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Motion, the Modified Loan Agreement or the Note contemplated thereby.

          3. The terms and conditions of the Modified Loan Agreement, Note and Borrowing Certificate are hereby approved, except that the loan amount is limited to $4,500,000 and there shall be no sub-limits with respect to the loan.

          4. BCP is authorized to borrow up to $4,500,000 from BCPM, in accordance with the terms and conditions of the Modified Loan Agreement, through June 30, 2002, and that the loan will mature and be payable on June 30, 2002, unless otherwise modified or extended by further Court order.

          IT IS SO ORDERED.


Dated:  May 23, 2002                       /s/ Peter J. Walsh
                                        ------------------------------
                                        HONORABLE PETER J. WALSH

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